SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/12g-3

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 3, 2006

FRONTIER AIRLINES HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-131407	20-4191157
(State or other	(Commission	(I.R.S. Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

7001 Tower Road, Denver, CO	80249
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (720) 374-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On April 3, 2006, Frontier Airlines, Inc. (“Frontier”) completed its reorganization (the “Reorganization”) into a Delaware holding company structure, whereby Frontier became a wholly owned subsidiary of Frontier Airlines Holdings, Inc., a Delaware corporation (“Frontier Holdings”).  In connection with the Reorganization, each share of common stock of Frontier (“Frontier Common Stock”) was exchanged for one share of common stock of Frontier Holdings (“Frontier Holdings Common Stock”), resulting in each shareholder of Frontier as of the close of business on March 31, 2006 becoming a stockholder of Frontier Holdings as of the opening of business on April 3, 2006.  The Reorganization was completed in accordance with an Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 31, 2006, by and among Frontier, Frontier Holdings, and FA Sub, Inc., a Colorado corporation (“Merger Sub”).

Pursuant to the Merger Agreement, Frontier Holdings assumed all of the outstanding options and awards under Frontier’s 2004 Equity Incentive Plan (the “Equity Plan”) effective upon the closing of the Reorganization. Each outstanding option and other award assumed by Frontier Holdings is exercisable or issuable upon the same terms and conditions as were in effect immediately prior to the completion of the Reorganization, except that all such options and awards now entitle the holder thereof to purchase Frontier Holdings Common Stock in accordance with the terms of such plan or agreement as in effect on the date of issuance. The number of shares of Frontier Holdings Common Stock issuable upon the exercise or issuance of such an option or award after the completion of the Reorganization equals the number of shares of Frontier Common Stock subject to the option prior to the completion of the Reorganization.

Also in connection with the Reorganization, Frontier’s Employee Stock Ownership Plan was amended to provide that future awards under the plan will be made in shares of Frontier Holdings Common Stock.

Also in connection with the Reorganization, Frontier and Frontier Holdings executed a Second Supplemental Indenture (the “Supplemental Indenture”) with U.S. Bank National Association as Trustee (“U.S. Bank”), which amends and supplements the terms of the Indenture dated December 7, 2005 (as previously amended and supplemented, the “Indenture”), between Frontier and U.S. Bank governing the terms of Frontier’s 5% Convertible Debentures due 2025 (the “Convertible Debentures”).  Pursuant to the Supplemental Indenture, Frontier Holdings is substituted for Frontier under the Indenture as though Frontier Holdings had been the original obligor under the Indenture, and Frontier became a guarantor of Frontier Holdings’s obligations under the Convertible Debentures.

Item 2.03.                  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 pertaining to Frontier Holdings’s execution of the Supplemental Indenture is incorporated into this Item 2.03 by reference.  Pursuant to the Supplemental Indentures Frontier Holdings is now the primary obligor on the Convertible Debentures, and the Convertible Debenture are convertible into shares of Frontier Holdings Common Stock. The terms of the Convertible Debentures are otherwise unchanged, and are as described in Frontier’s Prospectus Supplement dated December 1, 2005 to the Prospectus dated November 25, 2005, each of which Frontier has filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act. Such disclosure of the terms of the Convertible Debentures is incorporated herein by reference.

Item 8.01.      Other Events.

The disclosure in Item 1.01 is incorporated into this Item 8.01 by reference.

Immediately prior to the Reorganization, Frontier owned all of the issued and outstanding Frontier Holdings Common Stock and Frontier Holdings owned all of the common stock of Merger Sub. Pursuant to the Merger Agreement, Merger Sub merged with and into Frontier, and each outstanding share of Frontier Common Stock automatically converted into one share of Frontier Holdings Common Stock. As a result, effective upon consummation of the Reorganization, shareholders of Frontier became stockholders of Frontier Holdings. Frontier Holdings now owns all of Frontier’s Common Stock, and each share of Frontier Holdings Common Stock previously held by Frontier was cancelled.

The issuance of Frontier Holdings Common Stock in the merger was registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4, Registration No. 333-131407, filed by Frontier Holdings with the Securities and Exchange Commission (the “Registration Statement”), which was declared effective on February 14, 2006. Please refer to the joint proxy statement/prospectus included in the Registration Statement for additional information about the Reorganization and Frontier Holdings Common Stock.

Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act,”), Frontier Holdings Common Stock is deemed to be registered under Section 12(g) of the Exchange Act because Frontier Holdings is the successor issuer of Frontier.

Frontier Holdings Common Stock commenced trading on the Nasdaq National Market under the symbol “FRNT” on April 3, 2006. As a result of the Reorganization, Frontior Common Stock, which previously traded on the Nasdaq National Market under the symbol “FRNT”, is no longer publicly traded.

A copy of the press release announcing the completion of the Reorganization is filed herewith as Exhibit 99.1 and incorporated by reference herein. The preceding discussion of the Merger Agreement is qualified in its entirety by reference to each such agreement filed, and incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d)  The following exhibits are included with this Report:

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of January 31, 2006, among Frontier Airlines, Inc., Frontier Airlines Holdings, Inc., and FA Sub, Inc.*
3.1	Amended and Restated Certificate of Incorporation of Frontier Airlines Holdings, Inc.*
3.2	By-laws of Frontier Airlines Holdings, Inc.*
99.1	Press release dated April 3, 2006

* Incorporated by reference to Amendment No. 1 to the Registration Statement on Form S-4 filed on February 14, 2006, File No.
333-131407.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER AIRLINES HOLDINGS, INC.

Date: April 3, 2006	By:	/s/ David Sislowski
David Sislowski, Vice President – Administration and General Counsel